Exhibit 10.2

                  FIRST AMENDED AND RESTATED SFC HOLDINGS GROUP
                              TAX SHARING AGREEMENT

            FIRST AMENDED AND RESTATED TAX SHARING AGREEMENT, made as of June 11, 1999, by and among Specialty Foods Acquisition Corporation ("SFAC"), SFC New Holdings. Inc. ("SFC Holdings") and those corporations that have executed this Agreement (all of which are direct or indirect domestic subsidiaries of SFC Holdings and would be includible in a consolidated Federal income tax return of the affiliated group (within the meaning of Section 1504 of the Internal Revenue Code of 1986, as may be amended from time to time (the "Code")) of which SFC Holdings would be the common parent corporation if it were not a member of another affiliated group (hereinafter, the "SFC Holdings Group") for the fiscal year ended December 31, 1999, or portion thereof, and such other parties as may become members of the SFC Holdings Group in subsequent fiscal years for which a consolidated Federal income tax return with SFAC as the common parent corporation is filed which includes the SFC Holdings Group, and who execute this Agreement (hereinafter, sometimes collectively referred to as the "Subsidiaries"). SFAC, SFC Holdings, the Subsidiaries and the subsidiaries of SFAC (other than SFC Holdings and the Subsidiaries) that are includible corporations in the affiliated group of corporations of which SFAC is the common parent (all within the meaning attributed to such terms in Section 1504 of the Code) are hereinafter referred to as the "Group."

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            WHEREAS, SFAC, Specialty Foods Corporation ("SFC") and their subsidiaries contemplate a proposed corporate and financial restructuring transaction (the "Transaction");

            WHEREAS, in connection with the Transaction, SFC and SFC Holdings have entered into an assignment and assumption agreement dated as of June 11, 1999 whereby SFC Holdings has assumed the rights and liabilities of SFC under the tax sharing agreement dated as of August 16, 1993 between SFC and each of its subsidiaries;

            WHEREAS, simultaneously herewith, SFC Holdings is entering into an amended and restated tax sharing agreement with SFAC, dated as of June 11, 1999, pursuant to which SFC Holdings shall make payments to SFAC in respect of the consolidated Federal income tax and certain state and local tax liabilities of the SFC Holdings Group and SFAC shall make payment with respect to such taxes to the relevant taxing authorities;

            WHEREAS, simultaneously herewith, SFC, SFC Sub, Inc. and SFAC New Holdings, Inc. (together, the "SFC Group") are entering into a tax sharing agreement with SFAC, dated as of June 11, 1999, pursuant to which SFC shall make payments to SFAC in respect of the consolidated Federal income tax and certain state and local tax liabilities of the SFC Group and SFAC shall make payment with respect to such taxes to the relevant taxing authorities;

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                                                                               3


            WHEREAS, SFC Holdings and the Subsidiaries wish to provide for payment of the consolidated Federal income tax and certain state and local tax liabilities of the SFC Holdings Group; and

            WHEREAS, SFC Holdings and the Subsidiaries wish to provide for the contribution to such payment by the various members of the SFC Holdings Group to which such liability may be attributable in whole or in part.

            NOW, THEREFORE, in consideration of the foregoing, and of the mutual covenants and promises herein contained, SFC Holdings and the Subsidiaries agree as follows:

1.    Allocation and Payment of Tax
      Liability of Members of SFC Holdings Group.

            1.1 Each Subsidiary agrees to join with SFC Holdings and SFAC in any consolidated Federal income tax return ("Consolidated Return") for any taxable year for which SFAC files a Consolidated Return on behalf of the SFC Holdings Group that includes the SFC Holdings Group and such Subsidiary.

            1.2 Each Subsidiary hereby designates each of SFAC and SFC Holdings as its agent, as long as such Subsidiary is a member of the SFC Holdings Group and the Group, for the purpose of taking any and all action necessary or incidental to the filing of Consolidated Returns. Each Subsidiary agrees to furnish SFAC and SFC Holdings with any and all information requested by SFAC or SFC Holdings in order to carry out the provisions of this Agreement; to cooperate with SFAC and SFC Holdings in filing any return or consent contemplated by this

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                                                                               4


Agreement; to take such action as SFAC or SFC Holdings may request, including, but not limited to, the filing of all elections and the filing of requests for the extension of time within which to file tax returns; and to cooperate in connection with any refund claim.

            1.3 For the fiscal year ended December 31, 1999, and for each subsequent fiscal year for which this Agreement may remain in effect, each of the Subsidiaries listed at the end of this Section 1.3 (as defined below, the "Major Subsidiaries") shall be required to pay to SFC Holdings (in the manner provided in Paragraph 1.4 hereof), as a payment in lieu of the share of such Major Subsidiary and those Subsidiaries which would be includible in a consolidated Federal income tax return of the affiliated group (within the meaning of Section 1504 of the Code) of which such Major Subsidiary would be the common parent if it were not the member of another affiliated group (the Subsidiaries of each such Major Subsidiary are hereinafter referred to as the "Minor Subsidiaries") of the consolidated Federal income tax liability and alternative minimum tax liability of the Group, an amount equal to the Federal income tax liability or alternative minimum tax liability that would have been payable by such Major Subsidiary and its Minor Subsidiaries for such year if such Major Subsidiary had filed a separate consolidated income tax return for such year and all prior years ending after the date hereof for itself and its Minor Subsidiaries. In computing such tax liability, each such Major Subsidiary and its Minor Subsidiaries shall be entitled to take into account deductions and credits attributable to the carryover or carryback of any losses or credits of each such

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                                                                               5


Subsidiary, but only after taking into account any limitations actually imposed on the use of such losses and credits (including, but not limited to, limitations imposed pursuant to Section 172, 382, 383, 384, 904, 1212 or 1502 of the Code or the regulations thereunder). Payments shall be required to be made in each fiscal year pursuant to this Section 1 without regard to the actual consolidated Federal income tax liability, if any, of the SFC Holdings Group or the Group for such year. The Subsidiaries referred to in this Section 1.3 are:

                  Specialty Foods Finance Corporation

                  GWI Holdings, Inc.

                  MA Holdings, LLC

                  SFC-SPV Corp.

(collectively, the "Major Subsidiaries"). Each of the Minor Subsidiaries shall be severally liable to its respective Major Subsidiary for the amounts payable by its Major Subsidiary pursuant hereto.

            1.4 Each of the Major Subsidiaries shall make payment to SFC Holdings of any amount allocated to it pursuant to this Section 1.4, and SFC Holdings shall have sole responsibility for making any required payments to SFAC with respect to the consolidated Federal income tax liability of the SFC Holdings Group for each fiscal year. For each quarter of each fiscal year to which this agreement applies, each Major Subsidiary, as long as such Subsidiary is a member of the SFC Holdings Group, shall make payment to SFC Holdings of an amount equal to the amount of the installment payment of estimated Federal income tax and alternative minimum tax that

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                                                                               6


such Subsidiary would have been required to pay to the Internal Revenue Service ("IRS") for such quarter under Section 6655 of the Code if such Subsidiary were filing a separate consolidated income tax return for such taxable year for itself and its Minor Subsidiaries, no later than the fifth day prior to the date an estimated Federal income tax payment is due. The amount of any overpayment or underpayment pursuant to this Section 1.4 shall be credited against or added to, as the case may be, the amount otherwise required to be paid for the fiscal quarter within which the amount of such overpayment or underpayment first becomes reasonably ascertainable; provided, however, that, upon written request (including supporting schedules) of any Major Subsidiary, made after the close of any fiscal year but within the period described in Section 6425(a)(1) of the Code, SFC Holdings shall repay to such Major Subsidiary, within the period described in Section 6425(b)(1) of the Code, the amount of any net remaining overpayment of consolidated tax liability made by such Major Subsidiary for such year.

2. Payment for Tax Benefits of Members.

            From and after the date hereof, if any Major Subsidiary would be entitled to a refund of Federal income taxes previously paid in any prior fiscal year, computed on a separate consolidated return basis (in the manner described in Section 1 hereof), as a result of any losses, deductions or credits claimed by such Major Subsidiary on account of itself or its Minor Subsidiaries for any fiscal year for which this Agreement may be in effect (any such entitlement to a refund being referred to herein as a "Separate Return Tax Benefit"), whether by reason of a

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                                                                               7


carryback or carryover of a net operating loss, or a net capital loss or tax credit, or otherwise, then, upon written request (including supporting schedules) of such Major Subsidiary, made within the period described in Section 6411(a) of the Code, SFC Holdings shall pay the amount of such Separate Return Tax Benefit to such Major Subsidiary, within the period described in Section 6411(b) of the Code. The amount of any payment required to be made to any such Major Subsidiary pursuant to this Section 2 shall be reduced by any amount previously paid to such Subsidiary with respect to such losses, deductions or credits pursuant to Section 3 hereof.

3. Adjustments.

            Any adjustment of income, deduction or credit of any party to this Agreement that results after the fiscal year in question by reason of any carryback, amended return, claim for refund or audit shall be given effect by redetermining amounts payable and reimbursable for such fiscal year hereunder as if such adjustment had been part of the original determination hereunder, with interest payable in the amounts provided in Section 6611 of the Code. Any increases in the consolidated Federal income tax liability of the SFC Holdings Group, and any penalties and interest imposed with respect to any Consolidated Return filed on behalf of the SFC Holdings Group, shall be the sole responsibility of SFC Holdings and SFAC. Any refunds of consolidated income taxes previously paid shall be the sole property of SFC Holdings or SFAC, as the case may be.

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                                                                               8


4. State Taxes.

            4.1 The Subsidiaries agree at the request of SFC Holdings or SFAC to join with SFC Holdings or SFAC or any direct or indirect subsidiary of SFAC in any combined or consolidated state or local income or franchise tax return ("Combined Return") for any taxable year for which SFC Holdings, SFAC or any direct or indirect subsidiary of SFAC files a Combined Return that may include the Subsidiaries.

            4.2 If, at any time from and after the date of this Agreement, the liability for any state or local income or franchise tax of (i) the Subsidiaries and (ii) SFC Holdings or SFAC or any other direct or indirect subsidiary of SFAC is determined on a consolidated or combined basis, this Agreement shall be applied in like manner to all matters relating to such taxes, after taking into consideration the extent to which the Subsidiaries have been included in any Combined Return that relates to such taxes.

5. Adjudications.

            In any audit, conference, or other proceeding with the IRS or the relevant state or local authorities, or in any judicial proceedings concerning the determination of the Federal income tax liability (including alternative minimum tax liability) of the Group or the SFC Holdings Group (or any of the Subsidiaries) or the state or local income tax liability of any combined or consolidated group including SFC Holdings, SFAC or any direct or indirect subsidiary of SFAC and any such

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                                                                               9


Subsidiary shall be represented by persons selected by SFAC. The settlement and terms of settlement of any issues relating to such proceeding shall be in the sole discretion of SFAC, and each Subsidiary hereby appoints SFAC as its agent for the purposes of proposing and concluding any such settlement.

6. Legal and Accounting Fees.

            Any fees or expenses for legal, accounting or other professional services rendered in connection with (i) the preparation of a consolidated Federal or combined state or local income tax return for the Group (to the extent that such services reasonably pertain to the tax liability of the Subsidiaries), (ii) the application of the provisions of this Agreement or (iii) the conduct of any audit, conference or proceeding of the IRS or relevant state or local authorities or judicial proceedings relevant to any determination required to be made with respect to the SFC Holdings Group shall be allocated among SFC Holdings and each of the Subsidiaries in the manner resulting in a reasonable approximation of the actual amount of such fees or expenses hereunder reasonably related to, and for the benefit of, each such Subsidiary, rather than to or for other members of the SFC Holdings Group.

7. Entire Agreement; Assignment.

            This Agreement embodies the entire understanding between the parties relating to its subject matter and supersedes and terminates all prior agreements and understandings among the parties with respect to such subject matter.

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                                                                              10


8. Termination.

      (a) This Agreement may be terminated at any time upon mutual agreement of the parties hereto; provided, however, that such termination shall not relieve SFC Holdings of the obligations to make payments to any Subsidiary pursuant to
Section 2 hereof for any Separate Return Tax Benefit to which such Subsidiary would have been entitled (if this Agreement had remained in effect) as a result of any losses, deductions or credits taken by such Subsidiary for any fiscal year for which this Agreement was in effect, nor will it relieve SFC Holdings or the Subsidiaries of any obligations pursuant to Sections 1.4, 3 and 4 hereof.

      (b) This Agreement may be terminated at any time as to any Subsidiary or group of Subsidiaries upon mutual agreement of the parties hereto. In the event of the termination of this Agreement with respect to any Subsidiary or group of Subsidiaries as a result of a sale of the Stock thereof or as a result of any other transaction which has the effect of removing such Subsidiary or group of Subsidiaries from the SFC Holdings Group, SFC Holdings shall have the full power and authority to determine the continuing contractual obligations, if any, that such Subsidiary or group of Subsidiaries shall have, as between such Subsidiary or group of Subsidiaries and SFAC, SFC Holdings and the remainder of the SFC Holdings Group, after such termination.

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                                                                              11


9. Effective Date.

            This Agreement shall be effective for the taxable year of the SFC Holdings Group ended December 31, 1999, and for all taxable years thereafter.

10. Captions.

            All section captions contained in this Agreement are for convenience only and shall not be deemed a part of this Agreement.

11. Counterparts.

            This Agreement may be executed in counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one agreement.

12. Governing Law.

            This Agreement shall be governed by the laws applicable to contracts entered into and to be fully performed within the State of New York by residents thereof.

13. Successors and Assigns.

            This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

14. New Members.

            Each of the parties to this Agreement recognize that, from time to time, new members may be added to the SFC Holdings Group. Each of the parties agree

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                                                                              12


that provided such new member is an includible corporation in the SFC Holdings Group, as provided under the Code, such new member may be added to this Agreement without the express written consent of the other members.

15. Specialty Foods Finance Corporation.

            Each of the parties hereto agrees that SFC Holdings may, at its discretion, release Specialty Foods Finance Corporation from any or all of its obligations under this Agreement.

16. Notices.

            Any payment, notice or communication required or permitted to be given under this Agreement shall be in writing (including telegraphic, telecopy, telex, facsimile transmission or cable communication) and mailed, telegraphed, telecopied, telexed, faxed, cabled or delivered to the parties at the locations indicated on Schedule A hereto or to such other address as a party shall furnish in writing in a notice similarly given to the other parties. All such notices and communications shall be deemed given (i) if mailed, four days after the date of mailing, or (ii) when delivered to the telegraph company, transmitted by telecopier, confirmed by telex answerback, sent by facsimile transmission, or delivered to the cable company, respectively.

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                                                                              13


17. No Third-Party Beneficiaries.

            Nothing in this document shall be deemed to create any right in any person not a party hereto and this instrument shall not be construed in any respect to be a contract in whole or in part for the benefit of any third party except as aforesaid.

            IN WITNESS WHEREOF, SFC Holdings and the Subsidiaries have executed this Agreement as of the day and year first above written.


SPECIALTY FOODS ACQUISITION CORPORATION

By: /s/ Sean M. Stack
   --------------------------------
    Name: Sean M. Stack
    Title: Vice President, Treasurer & Assistant Secretary


SFC NEW HOLDINGS, INC.

By: /s/ Sean M. Stack
   --------------------------------
    Name: Sean M. Stack
    Title: Vice President, Treasurer & Assistant Secretary


SPECIALTY FOODS FINANCE CORPORATION

By: /s/ Sean M. Stack
   --------------------------------
    Name: Sean M. Stack
    Title: Vice President, Treasurer & Assistant Secretary

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                                                                              14


GWI HOLDINGS, INC.

By:
   --------------------------------
    Name: Sean M. Stack
    Title: Vice President, Treasurer & Assistant Secretary


MOTHER'S CAKE & COOKIE CO.

By: /s/ Sean M. Stack
   --------------------------------
    Name: Sean M. Stack
    Title: Vice President, Treasurer & Assistant Secretary


GWI, INC.

By: /s/ Sean M. Stack
   --------------------------------
    Name: Sean M. Stack
    Title: Vice President, Treasurer & Assistant Secretary


METZ BAKING COMPANY (Iowa)

By: /s/ Sean M. Stack
   --------------------------------
    Name: Sean M. Stack
    Title: Vice President & Assistant Secretary


PACIFIC COAST BAKING CO., INC.

By: /s/ Sean M. Stack
   --------------------------------
    Name: Sean M. Stack
    Title: Vice President, Treasurer & Assistant Secretary

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                                                                              15


SFFB HOLDINGS, INC.

By: /s/ Sean M. Stack
   --------------------------------
    Name: Sean M. Stack
    Title: Vice President & Assistant Secretary


BELSEA HOLDINGS, INC.

By: /s/ Sean M. Stack
   --------------------------------
    Name: Sean M. Stack
    Title: Vice President, Treasurer & Assistant Secretary


SANFRAN FB, INC.

By: /s/ Sean M. Stack
   --------------------------------
    Name: Sean M. Stack
    Title: Vice President, Treasurer & Assistant Secretary


GSFBC HOLDINGS, INC.

By: /s/ Sean M. Stack
   --------------------------------
    Name: Sean M. Stack
    Title: Vice President, Treasurer & Assistant Secretary


OFBC HOLDINGS, INC.

By: /s/ Sean M. Stack
   --------------------------------
    Name: Sean M. Stack
    Title: Vice President, Treasurer & Assistant Secretary

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                                                                              16


SEM HOLDINGS, INC.

By: /s/ Sean M. Stack
   --------------------------------
    Name: Sean M. Stack
    Title: Vice President, Treasurer & Assistant Secretary


ANDRE- BOUDIN BAKERIES, INC.

By: /s/ Sean M. Stack
   --------------------------------
    Name: Sean M. Stack
    Title: Vice President, Treasurer & Assistant Secretary


SANFRAN SB HOLDINGS, INC.

By: /s/ Sean M. Stack
   --------------------------------
    Name: Sean M. Stack
    Title: Vice President, Treasurer & Assistant Secretary


SAN FRANCISCO BAY AREA EQUIPMENT AND SUPPLY

By: /s/ Sean M. Stack
   --------------------------------
    Name: Sean M. Stack
    Title: Vice President, Treasurer & Assistant Secretary


SAN FRANCISCO BAKING CULTURES

By: /s/ Sean M. Stack
   --------------------------------
    Name: Sean M. Stack
    Title: Vice President, Treasurer & Assistant Secretary

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LANG HOLDINGS, INC.

By: /s/ Sean M. Stack
   --------------------------------
    Name: Sean M. Stack
    Title: Vice President, Treasurer & Assistant Secretary


GBC HOLDINGS, INC.

By: /s/ Sean M. Stack
   --------------------------------
    Name: Sean M. Stack
    Title: Vice President, Treasurer & Assistant Secretary


BOUDIN INTERNATIONAL, INC.

By: /s/ Sean M. Stack
   --------------------------------
    Name: Sean M. Stack
    Title: Vice President, Treasurer & Assistant Secretary


LAURA TODD OF AMERICA

By: /s/ Sean M. Stack
   --------------------------------
    Name: Sean M. Stack
    Title: Vice President, Treasurer & Assistant Secretary


STEVE'S DRAYAGE

By: /s/ Sean M. Stack
   --------------------------------
    Name: Sean M. Stack
    Title: Vice President, Treasurer & Assistant Secretary

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PBI HOLDINGS, INC.

By: /s/ Sean M. Stack
   --------------------------------
    Name: Sean M. Stack
    Title: Vice President, Treasurer & Assistant Secretary


SFC-SPV CORP.

By: /s/ Sean M. Stack
   --------------------------------
    Name: Sean M. Stack
    Title: Vice President, Treasurer & Assistant Secretary


ARCHWAY COOKIES, LLC

By: /s/ Sean M. Stack
   --------------------------------
    Name: Sean M. Stack
    Title: Vice President & Assistant Secretary


THE CLEAR LAKE BAKERY, INC.

By: /s/ Sean M. Stack
   --------------------------------
    Name: Sean M. Stack
    Title: Vice President, Treasurer & Assistant Secretary


METZ BAKING COMPANY (Delaware)

By: /s/ Sean M. Stack
   --------------------------------
    Name: Sean M. Stack
    Title: Vice President & Assistant Secretary

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BOUDIN EXECUTIVE SOURDOUGH, INC.

By: /s/ Sean M. Stack
   --------------------------------
    Name: Sean M. Stack
    Title: Vice President & Assistant Secretary


GELSI, INC.

By: /s/ Sean M. Stack
   --------------------------------
    Name: Sean M. Stack
    Title: Vice President, Treasurer & Assistant Secretary


PANE CORPORATION

By: /s/ Sean M. Stack
   --------------------------------
    Name: Sean M. Stack
    Title: Vice President, Treasurer & Assistant Secretary


A. TROCANO CONSTRUCTION, INC.

By: /s/ Sean M. Stack
   --------------------------------
    Name: Sean M. Stack
    Title: Vice President, Treasurer & Assistant Secretary


LARRABURU BAKERY

By: /s/ Sean M. Stack
   --------------------------------
    Name: Sean M. Stack
    Title: Vice President, Treasurer & Assistant Secretary

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SFSC, INC.

By: /s/ Sean M. Stack
   --------------------------------
   Name: Sean M. Stack
   Title: Vice President, Treasurer & Assistant Secretary


FISHERMAN'S WHARF SOURDOUGH FRENCH BREAD BAKERIES, INC.

By: /s/ Sean M. Stack
   --------------------------------
   Name: Sean M. Stack
   Title: Vice President, Treasurer & Assistant Secretary


GROCER'S BAKING COMPANY

By: /s/ Sean M. Stack
   --------------------------------
   Name: Sean M. Stack
   Title: Vice President, Treasurer & Assistant Secretary

                                   SCHEDULE A

Specialty Foods Acquisition Corporation

    520 Lake Cook Road
    Suite 550
    Deerfield, IL 60015

 SFC New Holdings, Inc.

    520 Lake Cook Road
    Suite 550
    Deerfield, IL 60015

Specialty Foods Finance Corporation

    1310 Fort Crook Road North
    Bellevue, NE 68005

GWI Holdings, Inc.

    520 Lake Cook Road
    Suite 550
    Deerfield, IL 60015

Mother's Cake & Cookie Co.

    810 81st Avenue
    Oakland, California 94621

GWI, Inc.

    520 Lake Cook Road
    Suite 550
    Deerfield, IL 60015

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                                                                               2


Metz Baking Company (Iowa)

    1014 Nebraska Street
    Sioux City, IA 51102

Pacific Coast Baking Co., Inc.

    520 Lake Cook Road
    Suite 550
    Deerfield, IL 60015

SFFB Holdings, Inc.

    520 Lake Cook Road
    Suite 550
    Deerfield, IL 60015

Belsea Holdings, Inc.

    520 Lake Cook Road
    Suite 550
    Deerfield, IL 60015

SanFran FB, Inc.

    520 Lake Cook Road
    Suite 550
    Deerfield, IL 60015

GSFBC Holdings, Inc.

    520 Lake Cook Road
    Suite 550
    Deerfield, IL 60015

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OFBC Holdings, Inc.

    520 Lake Cook Road
    Suite 550
    Deerfield, IL 60015

SEM Holdings, Inc.

    520 Lake Cook Road
    Suite 550
    Deerfield, IL 60015

Andre-Boudin Bakeries, Inc.

    132 Hawthorne Street
    San Francisco, California 94107

SanFran SB Holdings, Inc.

    520 Lake Cook Road
    Suite 550
    Deerfield, IL 60015

San Francisco Bay Area Equipment and Supply

    520 Lake Cook Road
    Suite 550
    Deerfield, IL 60015

San Francisco Baking Cultures

    520 Lake Cook Road
    Suite 550
    Deerfield, IL 60015

Lang Holdings, Inc.

    520 Lake Cook Road
    Suite 550
    Deerfield, IL 60015

GBC Holdings, Inc.

    520 Lake Cook Road
    Suite 550
    Deerfield, IL 60015

Boudin International, Inc.

    7305 W. 15th Street
    Forest Park, Illinois 60130

Laura Todd of America

    132 Hawthorne Street
    San Francisco, California 94107

Steve's Drayage

    132 Hawthorne Street
    San Francisco, California 94107

PBI Holdings, Inc.

    520 Lake Cook Road
    Suite 550
    Deerfield, IL 60015

SFC-SPV Corp.

    520 Lake Cook Road
    Suite 550
    Deerfield, IL 60015

Archway Cookies, LLC

    5451 W. Dickman Rd.
    Battle Creek, MI 49015

The Clear Lake Bakery Inc.

    20 N. 4th Street
    Clear Lake, IA 50428

Metz Baking Company (Delaware)

    520 Lake Cook Road
    Suite 550
    Deerfield, IL 60015

Boudin Executive Sourdough, Inc.

    132 Hawthorne Street
    San Francisco, California 94107

Gelsi, Inc.

    132 Hawthorne Street
    San Francisco, California 94107

Pane Corporation

    132 Hawthorne Street
    San Francisco, California 94107

A. Trocano Construction, Inc.

    132 Hawthorne Street
    San Francisco, California 94107

Larraburu Bakery

    520 Lake Cook Road
    Suite 550
    Deerfield, IL 60015

SFSC, Inc.

    520 Lake Cook Road
    Suite 550
    Deerfield, IL 60015

Fisherman's Wharf Sourdough French Bread Bakeries, Inc.

    132 Hawthorne Street
    San Francisco, California 94107

Grocer's Baking Company

    210 28th Street, S.E.
    Grand Rapids, MI 49510